                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                    Two International Place, Boston, MA 02110
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        2/29

Date of reporting period:       2/29/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Select 500 Fund

Annual Report to Shareholders

February 29, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. Additionally, derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 29, 2004

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

Returns and rankings during the 3-year and life of fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to July 2, 2001 and for Class R shares prior to November 3, 2003 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/04
Scudder Select 500 Fund	1-Year	3-Year	Life of Fund*
Class A	35.70%	-1.84%	-1.00%
Class B	34.64%	-2.58%	-1.77%
Class C	34.62%	-2.62%	-1.79%
Class R	35.35%	-2.06%	-1.22%
S&P 500 Index+	38.52%	-1.04%	-1.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 2/29/04	$ 11.30	$ 11.20	$ 11.21	$ 11.22
11/3/03 (commencement of sales for Class R)	$ -	$ -	$ -	$ 10.47
2/28/03	$ 8.38	$ 8.33	$ 8.34	$ -
Distribution Information: Twelve Months: Income Dividends as of 2/29/04	$ .07	$ .02	$ .02	$ .03

Class A Lipper Rankings - Large Cap Core Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	403	of	1,062	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Select 500 Fund - Class A [] S&P 500 Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/04
Scudder Select 500 Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$12,790	$8,915	$8,984
	Average annual total return	27.90%	-3.75%	-2.21%
Class B	Growth of $10,000	$13,164	$9,060	$8,990
	Average annual total return	31.64%	-3.24%	-2.20%
Class C	Growth of $10,000	$13,328	$9,142	$9,082
	Average annual total return	33.28%	-2.94%	-1.99%
Class R	Growth of $10,000	$13,535	$9,393	$9,430
	Average annual total return	35.35%	-2.06%	-1.22%
S&P 500 Index+	Growth of $10,000	$13,852	$9,691	$9,424
	Average annual total return	38.52%	-1.04%	-1.24%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 3-year and life of fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/29/04
Scudder Select 500 Fund	1-Year	3-Year	Life of Fund*
Class S	35.97%	-1.60%	-.75%
Class AARP	35.97%	-1.60%	-.76%
S&P 500 Index+	38.52%	-1.04%	-1.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/29/04	$ 11.20	$ 11.20
2/28/03	$ 8.31	$ 8.30
Distribution Information: Twelve Months: Income Dividends as of 2/29/04	$ .09	$ .09

Class S Lipper Rankings - Large Cap Core Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	378	of	1,062	36
3-Year	221	of	851	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Select 500 Fund - Class S [] S&P 500 Index+

Comparative Results as of 2/29/04
Scudder Select 500 Fund		1-Year	3-Year	Life of Fund*
Class S	Growth of $10,000	$13,597	$9,527	$9,648
	Average annual total return	35.97%	-1.60%	-.75%
Class AARP	Growth of $10,000	$13,597	$9,527	$9,641
	Average annual total return	35.97%	-1.60%	-.76%
S&P 500 Index+	Growth of $10,000	$13,852	$9,691	$9,424
	Average annual total return	38.52%	-1.04%	-1.24%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Select 500 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Select 500 Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor to the fund. As of December 31, 2003, NTI had approximately $243.6 billion of assets under management.

Portfolio Management Team

The fund's subadvisor is Northern Trust Investments, N.A. The team is led by the following individuals:

Patrick Cannon

Co-Lead Manager of the fund.

• Joined Northern Trust Investments, N.A. in 2003 and the fund in 2002.

• Prior to joining the subadvisor, served as a portfolio manager at Deutsche Asset Management from 2000-2003.

• Previous experience includes 10 years in various management, trading and strategic positions at Barclays Global Investors, including principal and head of small cap equities and member of global index investment subcommittee, as quantitative asset consultant for IPAC Securities Limited and as company statistician for Johnson and Johnson Pacific.

Peter Kuntz

Co-Lead Manager of the fund.

• Joined Northern Trust Investments, N.A. in 2003 and the fund in 2002.

• Prior to joining the subadvisor, served as a portfolio manager at Deutsche Asset Management from 1980-2003, where he served as head of International Equity Index.

• MBA from New York University, Stern School of Business.

In the following interview, Co-Lead Portfolio Managers Patrick Cannon and Peter Kuntz discuss Scudder Select 500 Fund's performance, strategy and the market environment for the fund's most recent fiscal year ended February 29, 2004.

Q: How did the stock market perform during the 12-month period?

A: Stocks performed strongly across the board over the period, providing some relief to those who had remained invested during the three-year bear market. In the early months of 2003, stocks were battered by uncertainty over continued weakness in the economy, depressed corporate earnings, rising oil prices and the imminent conflict in Iraq. Once it became clear that the US-led coalition would succeed in ousting Saddam Hussein, investors began to return to stocks in significant numbers. In late spring and early summer 2003, stocks were boosted by more optimistic economic reports, more favorable corporate earnings results and rising gross domestic product (the total market value of all goods and services produced in the United States). Following a brief lull in late summer 2003 when stocks remained in a trading range with alternating up and down days, the last four months of 2003 and the first two months of 2004 saw another strong run for the stock market. With the exception of job growth, most economic statistics - including earnings and consumer sentiment - continued to signal that the US economy was on the upswing. In addition, market participants continued to be encouraged by the Fed's monetary policy of maintaining low short-term interest rates and the federal government's fiscal policy of lower taxes and increased spending.

Q: Which areas of the stock market led the way?

A: For much of 2003, the market was led by the higher-risk areas, including growth stocks, technology and small companies.1 Following a long period during which many investors were content to sit on the sidelines, investors began snapping up perceived bargains, regardless of whether individual companies possessed weak or strong business fundamentals. After a significant run-up in the prices of these stocks and a continued lack of job growth, investors began to move into less risky, value-oriented stocks in January and February of 2004.2

1 Growth stock - Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.
2 Value stock - A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

Q: How did the fund perform during the 12-month period?

A: For its most recent fiscal year ended February 29, 2004, Scudder Select 500 Fund returned 35.70%. (Class A shares unadjusted for sales charges. If sales charges had been included, returns would have been lower). The fund underperformed the 38.52% return of the S&P 500 index but outperformed the 34.46% average return of its peers, as represented by Lipper Large-Cap Core Funds.3 (Please see pages 3 through 7 for the performance of other share classes.)

3 Source: Lipper Inc. Includes portfolios that invest at least 75% of equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. These portfolios typically have average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures, compared with the US diversified large-cap funds universe average. It is not possible to invest directly in an index or a Lipper category.

Q: What accounted for the fund's underperformance of its benchmark?

A: In March and April, we underweighted (took a smaller position in relative to the benchmark index) several growth stocks that had posted strong performance in early 2003 because they displayed weak fundamentals or because we felt they were overvalued. In a fast-rising market, even a slight underweight - as was the case for several of these holdings - can cause the fund to underperform the benchmark index. An example of an underweight that hurt short-term performance is AT&T Wireless Services, Inc. Our models, detecting weak fundamentals, were advising us to underweight the stock, and we did. Then Cingular made a bid to acquire the company, and the price of AT&T Wireless nearly doubled overnight. In this case, the underweight subtracted 0.20% from the fund's return during the period.

Q: What industries and individual stocks were the key drivers of the fund's performance?

A: On a sector basis, the best performers in the S&P 500 as well as the fund were financial stocks, contributing 8.98% to the fund's total return for the 12-month period. Financials benefited from several factors, including the continued low interest rate environment, stellar financial results based on increased trading volume and a significant pickup in merger and acquisition activity within the sector. Information technology was the second-largest contributor to the fund's total return at 7.07%. Remarkably, every sector within the S&P 500 posted a positive return during the period.

The top individual performer during the 12-month period was Citigroup Inc., which provided a 1.29% contribution to the fund's total return. Citigroup benefited from the favorable performance of financials as a sector but also from its own excellent results in the retail banking area. Intel Corp. (1.16% contribution to fund return), boosted by increased demand for personal computers, and Cisco Systems, Inc. (0.81% contribution to fund return), which made several key acquisitions to position itself for a rebound in the US economy, were two leaders in the technology sector. Within the drug company area, Pfizer, Inc., which provided a 0.66% contribution to fund return for the period, benefited from the introduction of new anticholesterol drugs. A key underweight during the period was Microsoft Corp. Its stock rose 12.56% during the period but lagged the index substantially.

Q: How would you describe the fund's investment process?

A: Our process is designed to help the fund outperform the S&P 500 index over the long term. We seek to achieve this goal by looking for the 20% of stocks in the index most likely to underperform the index. Once we identify these stocks - which we strive to do by employing a quantitative model that focuses on important criteria such as valuation, momentum and earnings surprises - we take an underweight position in the company's stock compared with the benchmark. For example, if our screens pick out a stock that is likely to underperform and it makes up 1% of the benchmark, we will invest less than 1% of the fund's assets in the stock.

Holding an underweight position in 20% of the stocks in the index tends to make extra cash available to invest. We don't actively look for companies to overweight. Rather, we allocate the excess cash in such a way as to keep the fund's risk profile and industry allocations in line with those of the benchmark. As a result, we believe performance should be dictated almost entirely by the model's ability to identify stocks that will underperform, and it should not be affected significantly by other factors (such as sector allocations or our view on the economy).

Q: How do you assess the stock market at present?

A: Following the close of the period, we believe the market engaged in a rapid sell-off based on three factors: (1) a feeling that many stocks that had run up significantly over the past 12 months were fully valued pending a boost in earnings results; (2) anxiety over the fact that the US economy still has not produced significant numbers of new jobs despite continuing optimistic forecasts from economists; and (3) concern over the decline of the US dollar versus major currencies. At the same time, we know that there is still a considerable amount of cash on the sidelines because a lot of money has flowed out of bond funds over the past 12 months without being reinvested in bonds or stocks. We can't be certain when that money might come into the stock market.

Going forward, we continue to believe that Scudder Select 500 Fund is a suitable long-term vehicle for investors seeking returns that exceed the performance of the S&P 500 index.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 29, 2004

Asset Allocation	2/29/04	2/28/03

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/29/04	2/28/03

Financials	22%	20%
Information Technology	17%	16%
Health Care	13%	15%
Consumer Staples	11%	10%
Industrials	11%	11%
Consumer Discretionary	10%	12%
Energy	6%	6%
Telecommunications Services	4%	4%
Utilities	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 29, 2004 (22.2% of Portfolio)
1. General Electric Co. Industrial conglomerate	2.8%
2. Microsoft Corp. Developer of computer software	2.8%
3. ExxonMobil Corp. Explorer and producer of oil and gas	2.7%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.6%
5. Citigroup, Inc. Provider of diversified financial services	2.3%
6. Wal-Mart Stores, Inc. Operator of discount stores	2.1%
7. Intel Corp. Designer, manufacturer and seller of computer components and related products	1.9%
8. American International Group, Inc. Provider of insurance services	1.8%
9. Johnson & Johnson Provider of health care products	1.6%
10. Cisco Systems, Inc. Developer of computer network products	1.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of February 29, 2004

	Shares	Value ($)

Common Stocks 97.2%
Consumer Discretionary 10.1%
Auto Components 0.1%
Dana Corp.	1,300	27,807
Johnson Controls, Inc.	1,200	69,984
		97,791
Automobiles 0.8%
Ford Motor Co.	28,600	393,250
General Motors Corp.	5,700	274,284
Harley-Davidson, Inc.	3,400	180,608
		848,142
Distributors 0.1%
Genuine Parts Co.	1,900	65,987
Hotels Restaurants & Leisure 1.3%
Carnival Corp. "A"	6,500	288,405
International Game Technology	6,700	262,908
McDonald's Corp.	19,900	563,170
YUM! Brands, Inc.*	7,062	261,506
		1,375,989
Household Durables 0.4%
Tupperware Corp.	9,100	173,810
Whirlpool Corp.	3,200	233,408
		407,218
Internet & Catalog Retail 0.2%
eBay, Inc.*	3,200	220,352
Leisure Equipment & Products 0.5%
Brunswick Corp.	5,200	204,672
Eastman Kodak Co.	9,913	282,917
Mattel, Inc.	1,900	36,100
		523,689
Media 3.0%
Clear Channel Communications, Inc.	1,468	63,183
Comcast Corp. "A"*	19,671	590,917
Dow Jones & Co., Inc.	4,900	238,630
Gannett Co., Inc.	4,847	418,150
McGraw-Hill, Inc.	1,747	136,563
Time Warner, Inc.*	35,004	603,819
Viacom, Inc. "B"	11,420	439,213
Walt Disney Co.	23,924	634,704
		3,125,179
Multiline Retail 1.0%
Family Dollar Stores, Inc.	2,500	95,100
Federated Department Stores, Inc.	5,120	268,135
Sears, Roebuck & Co.	6,518	306,411
Target Corp.	7,800	342,888
		1,012,534
Specialty Retail 2.4%
AutoZone, Inc.*	3,131	280,851
Bed Bath & Beyond, Inc.*	3,339	136,498
Best Buy Co., Inc.	6,100	324,825
Home Depot, Inc.	24,880	903,393
Lowe's Companies, Inc.	7,315	409,640
Sherwin-Williams Co.	5,276	184,660
The Gap, Inc.	7,073	147,118
Tiffany & Co.	4,100	172,405
		2,559,390
Textiles, Apparel & Luxury Goods 0.3%
NIKE, Inc. "B"	4,568	334,606
Consumer Staples 11.0%
Beverages 2.5%
Anheuser-Busch Companies, Inc.	6,360	338,479
Coca-Cola Co.	26,079	1,302,907
PepsiCo, Inc.	19,697	1,022,274
		2,663,660
Food & Drug Retailing 3.7%
Albertsons, Inc.	400	9,896
Costco Wholesale Corp.*	7,900	307,547
CVS Corp.	7,547	283,012
Kroger Co.*	10,462	201,080
Safeway, Inc.*	12,444	284,594
Sysco Corp.	2,500	99,125
Wal-Mart Stores, Inc.	37,228	2,217,300
Walgreen Co.	12,952	461,868
		3,864,422
Food Products 0.7%
H.J. Heinz Co.	3,758	143,593
Hershey Foods Corp.	3,663	303,663
Kellogg Co.	6,821	269,361
William Wrigley Jr. Co.	1,245	70,019
		786,636
Household Products 2.2%
Clorox Co.	4,686	229,895
Colgate-Palmolive Co.	1,144	63,435
Kimberly-Clark Corp.	8,154	527,401
Procter & Gamble Co.	14,259	1,461,690
		2,282,421
Personal Products 0.6%
Avon Products, Inc.	4,371	308,593
Gillette Co.	7,700	296,373
		604,966
Tobacco 1.3%
Altria Group, Inc.	21,095	1,214,017
R.J. Reynolds Tobacco Holdings, Inc.	2,355	145,374
		1,359,391
Energy 6.0%
Energy Equipment & Services 0.5%
Schlumberger Ltd.	8,700	561,063
Oil & Gas 5.5%
Anadarko Petroleum Corp.	5,941	304,476
Apache Corp.	6,886	283,497
Ashland, Inc.	4,800	229,968
ChevronTexaco Corp.	12,210	1,078,754
ConocoPhillips	8,005	551,304
Devon Energy Corp.	2,971	168,693
ExxonMobil Corp.	67,505	2,846,686
Kerr-McGee Corp.	5,029	262,765
		5,726,143
Financials 21.4%
Banks 6.4%
Bank of America Corp.	14,909	1,221,345
Bank One Corp.	10,300	555,994
BB&T Corp.	6,697	248,793
FleetBoston Financial Corp.	10,112	455,343
Golden West Financial Corp.	1,755	202,562
KeyCorp.	4,747	153,898
Marshall & Ilsley Corp.	2,800	110,936
National City Corp.	8,657	309,055
PNC Financial Services Group	4,400	257,928
Regions Financial Corp.	5,700	210,330
SunTrust Banks, Inc.	1,273	92,051
Union Planters Corp.	1,800	53,964
US Bancorp.	17,169	489,832
Wachovia Corp.	12,551	602,071
Washington Mutual, Inc.	12,229	549,571
Wells Fargo & Co.	17,991	1,031,784
Zions Bancorp.	3,284	191,359
		6,736,816
Capital Markets 3.8%
Bank of New York Co., Inc.	5,700	188,100
Bear Stearns Companies, Inc.	400	35,136
Franklin Resources, Inc.	5,300	299,450
Goldman Sachs Group, Inc.	6,000	635,220
J.P. Morgan Chase & Co.	20,579	844,151
Lehman Brothers Holdings, Inc.	4,168	361,407
Merrill Lynch & Co., Inc.	11,007	673,738
Morgan Stanley	9,700	579,672
State Street Corp.	5,700	306,261
		3,923,135
Consumer Finance 1.7%
American Express Co.	16,180	864,336
Capital One Finance Corp.	3,000	212,160
MBNA Corp.	19,500	532,935
SLM Corp.	4,535	189,971
		1,799,402
Diversified Financial Services 4.2%
Citigroup, Inc.	48,153	2,420,170
Fannie Mae	11,709	877,004
Freddie Mac	9,031	559,199
MGIC Investment Corp.	3,950	261,411
Moody's Corp.	2,700	180,522
Principal Financial Group, Inc.	3,768	136,402
		4,434,708
Insurance 5.0%
ACE Ltd.	5,210	234,242
AFLAC, Inc.	3,150	127,921
Allstate Corp.	7,657	349,389
American International Group, Inc.	26,033	1,926,442
Aon Corp.	4,744	124,435
Hartford Financial Services Group, Inc.	3,300	216,150
John Hancock Financial Services, Inc.	2,741	115,506
Lincoln National Corp.	3,200	148,576
Loews Corp.	3,100	186,899
MBIA, Inc.	1,400	92,106
MetLife, Inc.	9,820	345,173
Progressive Corp.	929	76,791
Prudential Financial, Inc.	9,607	445,669
Safeco Corp.	6,100	274,500
St. Paul Companies, Inc.	6,915	295,547
Travelers Property Casualty Corp. "B"*	9,500	173,280
UnumProvident Corp.	3,400	50,388
		5,183,014
Real Estate 0.3%
Apartment Investment & Management Co. "A" (REIT)	600	19,440
Equity Office Properties Trust (REIT)	2,373	67,726
Plum Creek Timber Co., Inc. (REIT)	6,800	212,228
		299,394
Health Care 12.7%
Biotechnology 0.4%
Amgen, Inc.*	6,388	405,829
Health Care Equipment & Supplies 1.8%
Becton, Dickinson and Co.	600	29,190
Boston Scientific Corp.*	12,862	525,413
C.R. Bard, Inc.	2,642	249,378
Guidant Corp.	3,800	258,932
Medtronic, Inc.	10,196	478,192
Zimmer Holdings, Inc.*	4,632	350,365
		1,891,470
Health Care Providers & Services 1.7%
Aetna, Inc.	2,271	183,474
Anthem, Inc.*	2,124	182,558
Cardinal Health, Inc.	4,451	290,339
HCA, Inc.	700	29,764
McKesson Corp.	6,500	177,515
Medco Health Solutions, Inc.*	2,113	69,011
Tenet Healthcare Corp.*	21,025	252,720
UnitedHealth Group, Inc.	6,962	431,644
WellPoint Health Networks, Inc.*	1,434	155,976
		1,773,001
Pharmaceuticals 8.8%
Abbott Laboratories	19,504	834,771
Allergan, Inc.	500	43,770
Bristol-Myers Squibb Co.	11,711	325,800
Eli Lilly & Co.	12,944	957,079
Forest Laboratories, Inc.*	6,300	475,524
Johnson & Johnson	31,937	1,721,724
Merck & Co., Inc.	22,350	1,074,588
Pfizer, Inc.	74,366	2,725,514
Schering-Plough Corp.	25,319	454,729
Watson Pharmaceuticals, Inc.*	5,407	248,290
Wyeth	8,600	339,700
		9,201,489
Industrials 10.9%
Aerospace & Defense 1.2%
Boeing Co.	6,175	267,810
General Dynamics Corp.	1,300	119,756
Goodrich Corp.	7,394	218,049
Lockheed Martin Corp.	500	23,140
Northrop Grumman Corp.	300	30,333
Rockwell Collins, Inc.	1,547	50,339
United Technologies Corp.	5,402	497,578
		1,207,005
Air Freight & Logistics 1.1%
FedEx Corp.	3,652	250,820
United Parcel Service, Inc. "B"	13,413	947,360
		1,198,180
Building Products 0.3%
American Standard Companies, Inc.*	2,539	276,650
Masco Corp.	2,400	67,296
		343,946
Commercial Services & Supplies 1.0%
Allied Waste Industries, Inc.*	6,700	84,621
Cendant Corp.	18,300	415,410
Deluxe Corp.	5,100	200,838
H&R Block, Inc.	3,652	197,391
Waste Management, Inc.	4,600	131,100
		1,029,360
Construction & Engineering 0.2%
Fluor Corp.	4,192	172,836
Electrical Equipment 0.9%
American Power Conversion Corp.	10,904	246,648
Cooper Industries, Inc. "A"	2,476	131,005
Emerson Electric Co.	6,923	432,549
Rockwell Automation, Inc.	4,849	147,701
		957,903
Industrial Conglomerates 4.4%
3M Co.	9,884	771,150
General Electric Co.	90,358	2,938,442
Textron, Inc.	3,200	177,088
Tyco International Ltd.	25,600	731,392
		4,618,072
Machinery 1.6%
Caterpillar, Inc.	5,700	431,775
Danaher Corp.	3,200	286,816
Deere & Co.	2,100	134,883
Dover Corp.	3,500	137,165
Eaton Corp.	3,684	215,661
Illinois Tool Works, Inc.	2,700	214,704
Ingersoll-Rand Co. "A"	2,300	152,904
ITT Industries, Inc.	1,516	114,458
		1,688,366
Road & Rail 0.2%
Union Pacific Corp.	3,671	233,622
Information Technology 16.2%
Communications Equipment 2.9%
Cisco Systems, Inc.*	72,444	1,673,456
Comverse Technologies, Inc.*	2,600	51,272
Corning, Inc.*	8,600	107,930
Motorola, Inc.	26,600	490,770
QUALCOMM, Inc.	10,996	697,696
		3,021,124
Computers & Peripherals 3.5%
Dell, Inc.*	30,729	1,003,302
EMC Corp.*	14,000	200,480
Hewlett-Packard Co.	27,155	616,690
International Business Machines Corp.	15,838	1,528,367
Lexmark International, Inc.*	3,668	301,840
		3,650,679
Electronic Equipment & Instruments 0.6%
PerkinElmer, Inc.	5,673	118,225
Symbol Technologies, Inc.	4,800	81,696
Tektronix, Inc.	7,200	230,760
Waters Corp.*	4,194	154,927
		585,608
Internet Software & Services 0.2%
Yahoo!, Inc.*	4,700	208,680
IT Consulting & Services 1.1%
Automatic Data Processing, Inc.	10,500	445,725
Computer Sciences Corp.*	6,800	284,172
Electronic Data Systems Corp.	6,200	118,730
First Data Corp.	4,074	166,952
SunGard Data Systems, Inc.*	6,200	180,234
		1,195,813
Semiconductors & Semiconductor Equipment 4.0%
Altera Corp.*	12,900	284,832
Applied Materials, Inc.*	25,481	541,216
Broadcom Corp. "A"*	8,000	324,640
Intel Corp.	68,164	1,992,434
National Semiconductor Corp.*	3,500	137,760
Novellus Systems, Inc.*	1,600	51,440
PMC Sierra, Inc.*	1,700	33,830
Texas Instruments, Inc.	20,992	643,405
Xilinx, Inc.*	4,100	172,364
		4,181,921
Software 3.9%
Autodesk, Inc.	8,900	254,985
Computer Associates International, Inc.	13,383	355,453
Electronic Arts, Inc.*	300	14,148
Microsoft Corp.	110,316	2,923,374
Oracle Corp.*	35,490	457,111
PeopleSoft, Inc.*	3,600	77,688
VERITAS Software Corp.*	1,900	57,798
		4,140,557
Materials 2.5%
Chemicals 1.1%
Dow Chemical Co.	13,010	565,545
E.I. du Pont de Nemours & Co.	5,100	229,959
Ecolab, Inc.	1,342	36,650
Monsanto Co.	7,899	260,983
		1,093,137
Construction Materials 0.0%
Vulcan Materials Co.	600	28,380
Containers & Packaging 0.3%
Bemis Co., Inc.	3,500	178,780
Sealed Air Corp.*	2,892	144,166
		322,946
Metals & Mining 1.1%
Alcoa, Inc.	8,700	325,989
Freeport-McMoRan Copper & Gold, Inc. "B"	6,794	289,764
Newmont Mining Corp.	5,726	248,795
United States Steel Corp.	6,800	249,900
		1,114,448
Telecommunication Services 3.6%
Diversified Telecommunication Services 2.9%
AT&T Corp.	11,607	232,488
BellSouth Corp.	23,009	634,128
CenturyTel, Inc.	6,100	174,277
SBC Communications, Inc.	39,023	936,942
Sprint Corp.	6,425	113,916
Verizon Communications, Inc.	25,731	986,269
		3,078,020
Wireless Telecommunication Services 0.7%
AT&T Wireless Services, Inc.*	26,100	354,438
Nextel Communications, Inc. "A"*	12,059	319,443
		673,881
Utilities 2.8%
Electric Utilities 2.1%
Allegheny Energy, Inc.*	14,600	192,574
Ameren Corp.	2,063	97,786
American Electric Power Co.	6,992	241,224
Dominion Resources, Inc.	3,786	237,874
Exelon Corp.	5,692	382,161
FirstEnergy Corp.	2,271	87,729
FPL Group, Inc.	1,342	88,102
PG&E Corp.*	5,823	164,034
PPL Corp.	2,784	129,540
Southern Co.	12,578	381,365
TXU Corp.	4,400	123,772
Xcel Energy, Inc.	6,100	106,567
		2,232,728
Gas Utilities 0.3%
KeySpan Corp.	1,900	72,200
Kinder Morgan, Inc.	2,865	176,799
		248,999
Multi-Utilities & Unregulated Power 0.4%
Constellation Energy Group, Inc.	3,405	135,349
Duke Energy Corp.	7,800	171,288
Public Service Enterprise Group, Inc.	2,681	126,382
		433,019
Total Common Stocks (Cost $83,330,739)		101,727,067

	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bill, 0.911%**, 4/22/2004 (b) (Cost $194,577)	195,000	194,741

	Shares	Value ($)

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.12% (c) (Cost $2,774,899)	2,774,899	2,774,899
Total Investment Portfolio - 100.0% (Cost $86,300,215) (a)		104,696,707

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $88,851,869. At February 29, 2004, net unrealized appreciation for all securities based on tax cost was $15,844,838. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,079,392 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,234,554.
(b) At February 29, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At February 29, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
E-mini S&P 500	3/19/2004	23	1,235,206	1,316,175	80,969

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2004
Assets
Investments: Investments in securities, at value (cost $83,525,316)	$ 101,921,808
Investment in Scudder Cash Management QP Trust (cost $2,774,899)	2,774,899
Total investments in securities, at value (cost $86,300,215)	104,696,707
Cash	10,000
Receivable for investments sold	3,201,460
Dividends receivable	164,526
Interest receivable	1,771
Receivable for Fund shares sold	382,585
Receivable for daily variation margin on open futures contracts	1,438
Total assets	108,458,487
Liabilities
Payable for investments purchased	5,042,247
Payable for Fund shares redeemed	114,806
Accrued management fee	40,976
Other accrued expenses and payables	56,867
Total liabilities	5,254,896
Net assets, at value	$ 103,203,591
Net Assets
Net assets consist of: Undistributed net investment income	39,468
Net unrealized appreciation (depreciation) on: Investments	18,396,492
Futures	80,969
Accumulated net realized gain (loss)	(15,096,732)
Paid-in capital	99,783,394
Net assets, at value	$ 103,203,591

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($26,530,938 / 2,348,831 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.30
Maximum offering price per share (100 / 94.25 of $11.30)	$ 11.99
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,305,958 / 1,724,460 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.20
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($10,701,169 / 954,413 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares shares authorized)
$ 11.21
Maximum offering price per share (100 / 99 of $11.21)	$ 11.32
Class R Net Asset Value, offering and redemption price per share ($1,249,230 / 111,297 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.22
Class AARP Net Asset Value, offering and redemption price per share ($6,287,574 / 561,339 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.20
Class S Net Asset Value, offering and redemption price per share ($39,128,722 / 3,494,750 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.20

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended February 29, 2004
Investment Income
Income: Dividends	$ 1,385,248
Interest - Scudder Cash Management QP Trust	28,398
Interest	1,979
Total Income	1,415,625
Expenses: Management fee	399,361
Administrative fee	218,297
Distribution service fees	250,818
Trustees' fees and expenses	18,964
Total expenses, before expense reductions	887,440
Expense reductions	(42)
Total expenses, after expense reductions	887,398
Net investment income (loss)	528,227
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	989,697
Futures	539,079
1,528,776
Net unrealized appreciation (depreciation) during the period on: Investments	20,827,903
Futures	89,668
20,917,571
Net gain (loss) on investment transactions	22,446,347
Net increase (decrease) in net assets resulting from operations	$ 22,974,574

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended February 29, 2004	Year Ended February 28, 2003
Operations: Net investment income (loss)	$ 528,227	$ 410,844
Net realized gain (loss) on investment transactions	1,528,776	(12,929,022)
Net unrealized appreciation (depreciation) on investment transactions during the period	20,917,571	(2,480,822)
Net increase (decrease) in net assets resulting from operations	22,974,574	(14,999,000)
Distributions to shareholders from: Net investment income: Class A	(141,158)	(43,800)
Class B	(24,973)	(17,015)
Class C	(12,324)	(6,380)
Class R	(56)	-
Class AARP	(44,956)	(26,497)
Class S	(334,313)	(277,976)
Fund share transactions: Proceeds from shares sold	62,530,841	43,342,243
Reinvestment of distributions	542,406	356,687
Cost of shares redeemed	(32,270,154)	(31,566,573)
Net increase (decrease) in net assets from Fund share transactions	30,803,093	12,132,357
Increase (decrease) in net assets	53,219,887	(3,238,311)
Net assets at beginning of period	49,983,704	53,222,015
Net assets at end of period (including undistributed net investment income of $39,468 and $76,820, respectively)	$ 103,203,591	$ 49,983,704

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended February 28,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.38	$ 11.04	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.07	.03
Net realized and unrealized gain (loss) on investment transactions	2.92	(2.68)	(1.10)
Total from investment operations	2.99	(2.61)	(1.07)
Less distributions from: Net investment income	(.07)	(.05)	(.04)
Net asset value, end of period	$ 11.30	$ 8.38	$ 11.04
Total Return (%)[c]	35.70	(23.65)	(8.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	7	3
Ratio of expenses (%)	1.04	1.01	1.05*
Ratio of net investment income (loss) (%)	.73	.77	.49*
Portfolio turnover rate (%)	65	171	67
[a] For the period from July 2, 2001 (commencement of operations of Class A shares) to February 28, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended February 28,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.33	$ 11.02	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.90	(2.66)	(1.11)
Total from investment operations	2.89	(2.67)	(1.13)
Less distributions from: Net investment income	(.02)	(.02)	-
Net asset value, end of period	$ 11.20	$ 8.33	$ 11.02
Total Return (%)[c]	34.64	(24.28)	(9.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	7	7
Ratio of expenses (%)	1.84	1.82	1.85*
Ratio of net investment income (loss) (%)	(.07)	(.04)	(.31)*
Portfolio turnover rate (%)	65	171	67
[a] For the period from July 2, 2001 (commencement of operations of Class B shares) to February 28, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended February 28,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.34	$ 11.03	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.00)***	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.90	(2.67)	(1.10)
Total from investment operations	2.89	(2.67)	(1.12)
Less distributions from: Net investment income	(.02)	(.02)	-
Net asset value, end of period	$ 11.21	$ 8.34	$ 11.03
Total Return (%)[c]	34.62	(24.25)	(9.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	3	1
Ratio of expenses (%)	1.81	1.79	1.83*
Ratio of net investment income (loss) (%)	(.04)	(.01)	(.29)*
Portfolio turnover rate (%)	65	171	67
[a] For the period from July 2, 2001 (commencement of operations of Class C shares) to February 28, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[b]	.04
Net realized and unrealized gain (loss) on investment transactions	.74
Total from investment operations	.78
Less distributions from: Net investment income	(.03)
Net asset value, end of period	$ 11.22
Total Return (%)	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses (%)	1.02*
Ratio of net investment income (loss) (%)	1.09*
Portfolio turnover rate (%)	65
[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class AARP
Years Ended February 28,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.31	$ 10.95	$ 12.03	$ 13.59
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.10	.08	.08
Net realized and unrealized gain (loss) on investment transactions	2.88	(2.66)	(1.10)	(1.60)
Total from investment operations	2.98	(2.56)	(1.02)	(1.52)
Less distributions from: Net investment income	(.09)	(.08)	(.06)	(.04)
Net asset value, end of period	$ 11.20	$ 8.31	$ 10.95	$ 12.03
Total Return (%)	35.97	(23.45)	(8.47)[c]	(11.23)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3	3	1
Ratio of expenses before expense reductions (%)	.77	.77	.77	.77*
Ratio of expenses after expense reductions (%)	.77	.77	.76	.75*
Ratio of net investment income (loss) (%)	1.00	1.01	.62	.63*
Portfolio turnover rate (%)	65	171	67	95
[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to February 28, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended February 28,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.30	$ 10.94	$ 12.03	$ 12.63	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.10	.07	.06	.07
Net realized and unrealized gain (loss) on investment transactions	2.89	(2.66)	(1.10)	(.61)	.64
Total from investment operations	2.99	(2.56)	(1.03)	(.55)	.71
Less distributions from: Net investment income	(.09)	(.08)	(.06)	(.05)	(.06)
Tax return on capital	-	-	-	-	(.02)
Total distributions	(.09)	(.08)	(.06)	(.05)	(.08)
Net asset value, end of period	$ 11.20	$ 8.30	$ 10.94	$ 12.03	$ 12.63
Total Return (%)	35.97	(23.38)	(8.55)[c]	(4.41)[c]	5.95c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	30	39	36	33
Ratio of expenses before expense reductions (%)	.77	.77	.77	1.22[d]	1.99*
Ratio of expenses after expense reductions (%)	.77	.77	.76	.76[d]	.75*
Ratio of net investment income (loss) (%)	1.00	1.01	.62	.46	.52*
Portfolio turnover rate (%)	65	171	67	95	53*
[a] For the period from May 17, 1999 (commencement of operations of Class S shares) to February 29, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.20% and .75%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Select 500 Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. On November 3, 2003, the Fund commenced offering Class R shares which are only available to Participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At February 29, 2004, the Fund had a net tax basis capital loss carryforward of approximately $12,464,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2007 ($132,000), February 29, 2008 ($552,000), February 28, 2009 ($156,000), February 28, 2010 ($1,770,000), February 28, 2011 ($9,585,000) and February 29, 2012 ($269,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 29, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 39,468
Undistributed net long-term capital gains	-
Capital loss carryforwards	(12,464,000)
Unrealized appreciation (depreciation) on investments	15,844,838

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended February 29, 2004	Year Ended February 28, 2003
Distributions from ordinary income*	$ 557,780	$ 371,668

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended February 29, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $81,446,882 and $51,188,815, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets, 0.475% of the next $500,000,000 of such net assets and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended February 29, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

On January 31, 2003, Deutsche Bank AG completed the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation. Under this agreement, DeIM remained as investment advisor to the Fund until Board and shareholder approval of NTI as sub-advisor to the Fund. Effective April 25, 2003, NTI serves as sub-advisor to the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.275%, 0.325%, 0.300%, 0.250% and 0.250% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and R shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organization and offering costs). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.50%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustees and trustee counsel fees. This expense cap will remain in effect until September 30, 2005. Furthermore, for the period October 1, 2003 through February 29, 2004, the Advisor agreed to waive a portion of its Administrative Fee of Class C shares to the extent necessary to maintain the operating expenses of Class C shares at 0.97% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organization and offering costs).

For the year ended February 29, 2004, the Administrative Fee for the Fund was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 29, 2004
Class A	$ 49,784	$ 3,837
Class B	49,131	4,504
Class C	18,020	2,109
Class AARP	11,392	1,163
Class S	89,970	7,571
	$ 218,297	$ 19,184

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 29, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2004
Class B	$ 113,378	$ 11,248
Class C	45,050	5,961
Class R	251	251
	$ 158,679	$ 17,460

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 29, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2004	Annualized Effective Rate
Class A	$ 42,777	$ 5,160.24%
Class B	35,357	1,992.23%
Class C	13,754	1,021.23%
Class R	251	234.25%
	$ 92,139	$ 8,407

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the year ended February 29, 2004 aggregated $19,614 and $364, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 29, 2004, the CDSC for the Fund's Class B and C shares was $28,311 and $5,465, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and oversees the Investment Program from the Advisor but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended February 29, 2004, pursuant to the Administrative Agreement, the Fund's Administrative Fee was reduced by $42 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended February 29, 2004		Year Ended February 28, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,368,142	$ 23,314,758	1,381,234	$ 13,179,708
Class B	1,892,166	18,291,527	1,297,686	12,431,579
Class C	794,240	8,084,289	408,609	3,983,294
Class R	115,275*	1,279,101*	-	-
Class AARP	368,695	3,695,080	296,922	2,831,287
Class S	803,299	7,866,086	1,144,101	10,916,375
		$ 62,530,841		$ 43,342,243
Shares issued to shareholders in reinvestment of distributions
Class A	12,934	$ 138,119	4,514	$ 40,306
Class B	2,137	22,846	1,770	15,737
Class C	1,160	12,324	656	5,843
Class R	5*	56*	-	-
Class AARP	4,219	44,225	2,906	26,109
Class S	31,104	324,836	29,839	268,692
		$ 542,406		$ 356,687
Shares redeemed
Class A	(868,709)	$ (8,871,092)	(863,559)	$ (7,829,119)
Class B	(1,017,800)	(10,198,852)	(1,112,563)	(10,213,273)
Class C	(245,105)	(2,356,587)	(113,281)	(1,016,511)
Class R	(3,983)*	(43,668)*	-	-
Class AARP	(167,385)	(1,675,590)	(187,173)	(1,734,875)
Class S	(902,042)	(9,124,365)	(1,140,140)	(10,772,795)
		$ (32,270,154)		$ (31,566,573)
Net increase (decrease)
Class A	1,512,367	$ 14,581,785	522,189	$ 5,390,895
Class B	876,503	8,115,521	186,893	2,234,043
Class C	550,295	5,740,026	295,984	2,972,626
Class R	111,297*	1,235,489*	-	-
Class AARP	205,529	2,063,715	112,655	1,122,521
Class S	(67,639)	(933,443)	33,800	412,272
		$ 30,803,093		$ 12,132,357

* For the period from November 3, 2003 (commencement of sales of Class R shares) to February 29, 2004.

Report of Independent Auditors

To the Trustees of Value Equity Trust and the Shareholders of Scudder Select 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Select 500 Fund (the "Fund") at February 29, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 26, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended February 29, 2004 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $1,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of February 29, 2004. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (1946) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (1945) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	OUTDX	OUTBX	OUTCX
CUSIP Number	920390-820	920390-812	920390-796
Fund Number	410	610	710

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	OUTRX
CUSIP Number	920390-713
Fund Number	1514

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SSLFX	SSFFX
Fund Number	110	310

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, February 29, 2004, Value Equity Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             SCUDDER SELECT 500 FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

------------ ------------------ ------------------- ------------------ -----------------
Fiscal Year                                                                   All
  Ended      Audit Fees Billed     Audit-Related    Tax Fees Billed to Other Fees Billed
February 29     to Fund         Fees Billed to Fund        Fund             to Fund
------------ ------------------ ------------------- ------------------ -----------------
2004             $56,500              $1,068             $6,900               $0
------------ ------------------ ------------------- ------------------ -----------------
2003             $49,000              $1,844             $7,200               $0
------------ ------------------ ------------------- ------------------ -----------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

------------- --------------------- ---------------------- -------------------
                 Audit-Related                                     All
                 Fees Billed to       Tax Fees Billed to    Other Fees Billed
 Fiscal Year      Adviser and            Adviser and         to Adviser and
   Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
February 31    Service Providers      Service Providers    Service Providers
------------- --------------------- ---------------------- -------------------
2004                $589,742                 $0                    $0
------------- --------------------- ---------------------- -------------------
2003                $518,300               $69,500              $92,400
------------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                                       1

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

------------ -------------- ----------------------- ---------------------- ------------------
                              Total Non-Audit Fees
                            billed to Adviser and
                               Affiliated Fund
                              Service Providers      Total Non-Audit Fees
                             (engagements related      billed to Adviser
                               directly to the        and Affiliated Fund
                 Total         operations and         Service Providers
             Non-Audit Fees  financial reporting          (all other
Fiscal Year  Billed to Fund      of the Fund)           engagements)        Total of (A), (B)
   Ended
February 29        (A)               (B)                     (C)                and (C)
------------ -------------- ----------------------- ---------------------- ------------------
2004             $6,900               $0                 $2,868,001           $2,874,901
------------ -------------- ----------------------- ---------------------- ------------------
2003             $7,200            $161,900              $17,478,482          $17,641,582
------------ -------------- ----------------------- ---------------------- ------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

                                       2

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Select 500 Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Select 500 Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               April 30, 2004
                                    ---------------------------